NOTE PURCHASE AGREEMENT

This Note Purchase Agreement, dated as of October 14, 2016 (this “Agreement”), is entered into by and between Bone Biologics Corporation, a Delaware corporation, (the “Company”) and Hankey Capital, LLC (“HIC”) and The Musculoskeletal Transplant Foundation (“MTF”) (each an “Investor” and collectively the “Investors”).

RECITALS

A.           The Company is offering an aggregate of $1,200,000 principal amount of its secured convertible promissory notes (each, a “Note” and collectively, the “Notes”).

B.           On the terms and subject to the conditions set forth herein, each Investor is willing to purchase from the Company, and the Company is willing to sell to Investor, a Note in the principal amount of $600,000 (the “Purchase Price”).

C.           Capitalized terms not otherwise defined herein shall have the meaning set forth in the Note.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1.              The Notes.

(a)                Issuance of Notes. Subject to all of the terms and conditions hereof, the Company agrees to issue and sell to each Investor, and each Investor agrees to purchase, a Note in the principal amount of the Purchase Price.

(b)               Delivery. The sale and purchase of the Note shall take place at a closing (the “Closing”) to be held at such place and time as the Company and the Investors may determine following satisfaction or waiver of the conditions set forth herein (the “Closing Date”). At the Closing, the Company will deliver to each Investor a Note against receipt by the Company of the Purchase Price in immediately available funds.

(c)                Use of Proceeds. The proceeds of the sale and issuance of the Notes shall be used to focus on prioritizing operations on essential research and development activities. For avoidance of doubt, no cash payments may be made pursuant to those certain Professional Service Agreements between the Company and each of Chia Soo, Eric Tang and Ben Wu (the “Founders”).

(d)               Payments. The Company will make all cash payments due under the Notes in immediately available funds by 1:00 p.m. eastern time on the date such payments are due.

2.              Representations and Warranties of the Company. The Company represents and warrants to each Investor that:

(a)                Due Incorporation, Qualification, etc. The Company (i) is a corporation duly incorporated, and is validly existing under, the laws of the state of Delaware; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign entity in each jurisdiction where the failure to be so qualified or licensed could reasonably be expected to have a material adverse effect on the Company.

(b)               Authority. The execution, delivery and performance by the Company of this Agreement and the Notes (collectively, the “Loan Documents”) and the consummation of the transactions contemplated thereby (i) are within the power of the Company and (ii) have been duly authorized by all necessary actions on the part of the Company.

(c)                Enforceability. The Loan Documents have been duly executed and delivered by the Company and constitute, or will constitute, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(d)               Non-Contravention. The execution and delivery by the Company of the Loan Documents and the performance and consummation of the transactions contemplated thereby do not and will not (i) violate the Company’s Certificate of Incorporation or By-Laws (as amended, the “Charter Documents”) or any material judgment, order, writ, decree, statute, rule or regulation applicable to the Company; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which the Company is a party or by which it is bound; or (iii) other than the security interest created upon issuance of the Notes, result in the creation or imposition of any lien upon any property, asset or revenue of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations, or any of its assets or properties.

(e)                Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other Person is required in connection with the execution and delivery of this Agreement or the Notes and the performance and consummation of the transactions contemplated thereby, other than such as have been obtained and remain in full force and effect and other than such qualifications or filings under applicable securities laws as may be required in connection with the transactions contemplated by this Agreement.

(f)                No Violation or Default. To the knowledge of the Company, it is not in violation of or in default with respect to (i) its Charter Documents or any material judgment, order, writ, decree, statute, rule or regulation applicable to it; or (ii) any material mortgage, indenture, agreement, instrument or contract to which the Company is a party or by which it is bound (nor is there any waiver in effect which, if not in effect, would result in such a violation or default), where, in each case, such violation or default, individually, or together with all such violations or defaults, could reasonably be expected to have a material adverse effect on the Company.

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(g)               Intellectual Property. To its knowledge, the Company owns or possesses (or can obtain on commercially reasonable terms) sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, processes and other intellectual property rights necessary for its business as now conducted and as proposed to be conducted, without any conflict with, or infringement of the rights of, others.

(h)               Accuracy of Information Furnished. The Company has given Investor access to the corporate records and accounts of the Company and to all information in its possession relating to the Company, has made its officers and representatives available for interview by the Investor, and has furnished such Investor with all documents and other information required for the Investor to make an informed decision with respect to the purchase of the Notes. Neither the Loan Documents nor any of the other certificates, statements or information furnished to Investors by or on behalf of the Company in connection with the transactions contemplated thereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

3.               Representations and Warranties of Each Investor. Each Investor represents and warrants to the Company upon the acquisition of a Note as follows:

(a)                Binding Obligation. Investor has full legal capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The Loan Documents constitute valid and binding obligations of Investor, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(b)               Securities Law Compliance. Investor has been advised that the Notes and the underlying securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Investor is aware that the Company is under no obligation to effect any such registration with respect to the Notes or the underlying securities or to file for or comply with any exemption from registration. Investor has not been formed solely for the purpose of making this investment and is purchasing the Notes for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. Investor has such knowledge and experience in financial and business matters that Investor is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment without impairing Investor’s financial condition and is able to bear the economic risk of such investment for an indefinite period of time. Investor is an accredited investor as such term is defined in Rule 501 of Regulation D under the Securities Act and shall submit to the Company such further assurances of such status as may be reasonably requested by the Company.

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4.              Conditions to Closing of the Investors. Each Investor’s obligations at the Closing are subject to the fulfillment, on or prior to the Closing Date, of all of the following conditions, any of which may be waived in whole or in part by all of such Investor:

(a)                Representations and Warranties. The representations and warranties made by the Company in Section 2 hereof shall have been true and correct when made, and shall be true and correct on the Closing Date.

(b)               Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the Closing Date with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Note.

(c)                Transaction Documents. The Company shall have duly executed and delivered to the Investor the Loan Documents.

(d)               Funding. The Company shall have received an aggregate amount of $1,200,000 from its Investors.

(e)                Deferral of Compensation. The Company shall have obtained from its employees an agreement to defer 20% of earned compensation which deferred amount shall be due, owing and paid only upon closing of at least $5,000,000 in cumulative funding from non-current stockholders.

(f)                Director Compensation. The Company’s board of directors shall have authorized a change in director cash compensation to the effect that 50% of such compensation including as committee members shall be in the form of stock options for shares of common stock in the Company, which shall not be exercisable until after the Maturity Date or the earlier Mandatory Conversion of the Notes.

5.              Conditions to Obligations of the Company. The Company’s obligation to issue and sell the Notes at the Closing is subject to the fulfillment, on or prior to the Closing Date, of the following conditions, any of which may be waived in whole or in part by the Company:

(a)                Representations and Warranties. The representations and warranties made by the Investors in Section 3 hereof shall be true and correct when made, and shall be true and correct on the Closing Date.

(b)               Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the Closing Date with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Notes.

(c)                Purchase Price. Each Investor shall have delivered to the Company the Purchase Price in respect of the Note being purchased by such Investor referenced in Section 1(b) hereof.

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6.             Covenants of the Company. From the date of Closing through the earliest to occur of the Maturity Date or the Mandatory Conversion of the Notes, the Company agrees as follows:

(a)                The Company shall take all necessary steps to (i) focus on prioritizing operations on essential research and development activities, (ii) complete any existing ongoing studies, (iii) continue to seek outside funding and (iv) file all required documents with the Securities and Exchange Commission.

(b)               Within ninety days of the Closing, the Company will investigate and report to its board of directors the potential benefits and disadvantages of taking the Company private.

(c)                The Company shall not enter into any new agreements with any Founder which requires the Company to make cash payments or provide cash compensation to any Founder until such time as the Company has received at least $10,000,000 in gross proceeds from funding from non-current stockholders.

7.             Miscellaneous.

(a)                Waivers and Amendments. Any provision of this Agreement and the Notes may be amended, waived or modified only upon the written consent of the Company and the Investors.

(b)               Governing Law. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California or of any other state.

(c)                Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

(d)               Successors and Assigns. Subject to the restrictions on transfer described in Sections 7(e) below, the rights and obligations of the Company and the Investor shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

(e)                Assignment by the Company. The rights, interests or obligations hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of the Investors. Any such impermissible assignment shall be void.

(f)                Entire Agreement. This Agreement together with the other Loan Documents constitute and contain the entire agreement among the Company and Investor and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

(g)               Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall in writing and faxed, mailed or delivered to each party as follows: (i) if to an Investor, at such Investor’s address or facsimile number set forth in Schedule I, or at such other address as such Investor shall have furnished the Company in writing, or (ii) if to the Company, at the Company’s address or facsimile number set forth on the signature page to this Agreement, or at such other address or facsimile number as the Company shall have furnished to the Investor in writing. All such notices and communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one business day after being deposited with an overnight courier service of recognized standing or (v) four days after being deposited in the U.S. mail, first class with postage prepaid.

(h)               Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile copies of signed signature pages will be deemed binding originals.

(Signature Page Follows)

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The parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date first written above.

INVESTORS:

The Musculoskeletal Transplant Foundation
Name of Investor

By:
Name:
Title:

Hankey Capital, LLC
Name of Investor

By:
Name:
Title:

COMPANY:

Bone Biologics Corporation

By:
Name:
Authorized Signatory
Title:

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